UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

BARNWELL INDUSTRIES, INC.

______________________

(Exact name of registrant as specified in its charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Alakea Street, Suite 2900, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (808) 531-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

_________________________________________________________________________________________________

Item 8.01 Other Events

On September 20, 2007 the Registrant issued a Press Release attached hereto as Exhibit 99.1. In the Release, the Registrant announced a Stock Repurchase Program as authorized by the Board of Directors to acquire in the open market from time-to-time during the period commencing on September 24, 2007 and ending on March 24, 2008, and in accordance with applicable laws, rules and regulations, up to 150,000 shares of the Company’s common stock, par value $0.50 per share (the “Common Stock”). The Board of Directors believes that the current market price for the Common Stock does not adequately reflect the intrinsic value of the Common Stock, and as such, proposes that the Company take advantage of the disparity between the market value and the intrinsic value of the Common Stock.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release of Barnwell Industries, Inc. dated September 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNWELL INDUSTRIES, INC.

Date: September 20, 2007	/s/ Russell M. Gifford
Russell M. Gifford Executive Vice President and Chief Financial Officer